UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025
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Shopify Inc.
(Exact name of registrant as specified in its charter)
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Canada		001-37400	98-0486686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

151 O'Connor Street, Ground Floor			148 Lafayette Street
Ottawa,	Ontario		New York,	New York
Canada	K2P 2L8		USA	10012
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (613) 241-2828 x 1045

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading	Name of each exchange on which registered
Class A Subordinate Voting Shares	SHOP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the 2025 Annual General Meeting of shareholders of Shopify Inc. (the "Company"), held on June 17, 2025, the holders of the Company's Class A subordinate voting shares, Class B multiple voting shares, and the founder share voted on: (1) 10 director nominees to be elected to the Board of Directors (the "Board") to serve until the close of the Company's next annual meeting of shareholders or until their respective successors have been appointed; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company's next annual meeting of shareholders at such remuneration to be fixed by the Board; and (3) a non-binding advisory vote on the Company's approach to executive compensation (a "Say on Pay vote"). The items of business are further described in the Company's management information circular (the "Circular") filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 29, 2025.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted on by the Company's shareholders.

1.Election of Directors
Each of the 10 nominees listed below were elected as a Director of the Company to hold office until the Company's next annual meeting of shareholders or until their successor is duly appointed.

Name of Nominee	Votes For		Votes Against		Broker Non-Votes
	Number	Percentage	Number	Percentage	Number
Tobias Lütke	1,676,977,579	98.18%	31,136,925	1.82%	84,459,612
Lulu Cheng Meservey	1,704,810,215	99.81%	3,304,289	0.19%	84,459,612
Gail Goodman	1,293,245,116	75.71%	414,869,388	24.29%	84,459,612
David Heinemeier Hansson	1,704,845,375	99.81%	3,269,129	0.19%	84,459,612
Jeremy Levine	1,610,300,766	94.27%	97,813,738	5.73%	84,459,612
Prashanth Mahendra-Rajah	1,697,583,779	99.38%	10,530,676	0.62%	84,459,612
Joe Natale	1,667,914,523	97.65%	40,199,981	2.35%	84,459,612
Kevin Scott	1,702,755,451	99.69%	5,358,884	0.31%	84,459,612
Toby Shannan	1,702,794,212	99.69%	5,320,292	0.31%	84,459,612
Fidji Simo	1,430,792,451	83.76%	277,322,053	16.24%	84,459,612

2.    Appointment of Independent Registered Public Accounting Firm

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company's next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld
Number	Percentage	Number	Percentage
1,780,900,707	99.35%	11,673,409	0.65%

There were no abstentions and no broker non-votes on this proposal.

3.    Non-binding Advisory Vote on Executive Compensation

The shareholders accepted, on a non-binding advisory basis, the Company's approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Broker Non-Votes
Number	Percentage	Number	Percentage	Number
1,064,652,087	62.33%	643,461,082	37.67%	84,459,612

There were no abstentions on this proposal.

Item 8.01    Other Events

On June 18, 2025, the Company issued a press release announcing the voting results of the 2025 Annual General Meeting of shareholders held virtually on June 17, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Shopify Inc. on June 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPIFY INC.

Date: June 18, 2025
	By:	/s/ Michael L. Johnson
Name: Michael L. Johnson
Title: Corporate Secretary